UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007

SECURELOGIC CORP.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28099	77-0571784
(State or other jurisdiction	(Commission	(IRS Employer
of organization)	File No.)	Identification No.)

43 Hamelacha Street
Netanya 42505, Israel
(Address of principal executive offices, zip code)

(866) 838-1102
(Registrant’s Telephone Number, Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On June 7, 2007, Tomer Nahum announced his intention to resign as Chief Financial Officer of SecureLogic Corp. (the “Company”), effective July 7, 2007. The Company has not made a decision regarding a candidate for the position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the hereunto duly authorized.

SECURELOGIC CORP.

/s/ Gary Koren
Gary Koren, Chief Executive Officer

Dated: June 12, 2007